UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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Definitive Proxy Statement

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Soliciting Material Pursuant to Rule 240.14a-12

ZOOM TELEPHONICS, INC.

 (Name of Registrant as Specified in Its Charter)

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ZOOM TELEPHONICS, INC.

207 South Street

Boston, MA 02111

May 21, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Zoom Telephonics, Inc. to be held on Thursday, July 15, 2010 at the headquarters of Zoom Telephonics, 207 South Street, Boston, Massachusetts 02111. The location is near South Station in downtown Boston.

A buffet breakfast will be available starting at 9:15 a.m. Eastern time, and the meeting will begin at 10:00 a.m. Officers and Directors will be available for discussion before and after the meeting. After the short formal part of the meeting, there will be a business presentation and a question-and-answer period.

We recognize that many stockholders may not be able to attend the Annual Meeting in person. In accordance with rules adopted by the U.S. Securities and Exchange Commission, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials which contains instructions on how stockholders can access the proxy materials over the Internet and vote electronically or by phone. The Notice of Internet Availability of Proxy Materials also contains instructions on how stockholders can request a paper copy of our proxy materials, including the Proxy Statement, the 2009 Annual Report and a form of proxy card.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by utilizing the voting options available to you as described in the Notice of Internet Availability of Proxy Materials and in our Proxy Statement. If you change your mind about your proxy at the meeting, you can withdraw your proxy and vote in person.

I look forward to seeing those of you who will be able to attend.

Frank Manning
President

ZOOM TELEPHONICS, INC.

207 South Street
Boston, MA 02111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Zoom Telephonics, Inc. will be held on Thursday, July 15, 2010 at 10:00 a.m. Eastern time at Zoom's headquarters located at 207 South Street, Boston, Massachusetts 02111. The meeting will be held for the following purposes:

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To elect five (5) Directors to serve for the ensuing year and until their successors are duly elected.

2.

To approve the Zoom Telephonics, Inc. 2009 Stock Option Plan, under which an aggregate of 2,500,000 shares of Common Stock will be made available for stock awards.

3.

To approve the Zoom Telephonics, Inc. 2009 Director Stock Option Plan, under which an aggregate of 400,000 shares of Common Stock will be made available for stock awards.

4.

To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2010.

The Board of Directors has fixed the close of business on May 17, 2010 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any continuation or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, you are urged to vote by proxy in accordance with the instructions included in the Notice of Internet Availability of Proxy Materials. Any stockholder attending the Annual Meeting may vote in person even if he or she has voted by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Frank B. Manning
President

Boston, Massachusetts

May 21, 2010

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on
Thursday, July 15, 2010: The Proxy Statement for the Annual Meeting and the Annual Report to
Shareholders for the year ended December 31, 2009 are available at www.edocumentview.com/ZMTP.

IMPORTANT: YOU ARE URGED TO SUBMIT YOUR PROXY BY INTERNET, OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS FOUND ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF ZOOM A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY.

ZOOM TELEPHONICS, INC.

PROXY STATEMENT FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 15, 2010

INFORMATION CONCERNING SOLICITATION AND VOTING

Overview of Zoom Telephonics, Inc.

On January 28, 2009, Zoom Technologies, Inc. (“Zoom Technologies”) entered into a Share Exchange Agreement (the “Agreement”) with Tianjin Tong Guang Group Digital Communication Co., Ltd (“TCB Digital”), TCB Digital’s majority shareholder, Gold Lion Holding Limited (“Gold Lion”) and Lei Gu (“Gu”), a shareholder of Gold Lion. On May 12, 2009, the parties amended the Agreement to, among other actions, add Songtao Du (“Du”), a shareholder of Gold Lion, as a party to the Agreement. On September 22, 2009, pursuant to the Agreement, Zoom Technologies acquired all the outstanding shares of Gold Lion. In addition, as part of the transaction, Zoom Technologies spun off its then-current business, which consisted of its ownership of Zoom Telephonics, Inc. (“Zoom Telephonics”), which held substantially all of Zoom Technologies’ assets and liabilities, by issuing a dividend of the Zoom Telephonics’ shares to its stockholders.

Upon the completion of the spin-off, Zoom Telephonics became a separate publicly-traded company. Zoom Telephonics produces, markets, sells, and supports broadband and dial-up modems, Voice over Internet Protocol or “VoIP” products and services, Bluetooth® wireless products, and other communication-related products (the “Communications Business”) which had been formerly owned and operated by Zoom Technologies.

General

The enclosed proxy is solicited on behalf of the Board of Directors of Zoom Telephonics, Inc., for use at the Annual Meeting of Stockholders to be held on Thursday, July 15, 2010 at 10:00 a.m. Eastern time (the "Annual Meeting"), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the headquarters of Zoom located at 207 South Street, Boston, Massachusetts 02111. We intend to mail a Notice of Internet Availability of Proxy Materials (sometimes referred to as the “Notice”) and to make this proxy statement and Zoom's Annual Report on Form 10-K for the year ending December 31, 2009, available to our shareholders of record entitled to vote at the Annual Meeting on or about May 21, 2010. In this proxy statement we refer to Zoom Telephonics, Inc. as “Zoom,” “we,” or “us.”

Record Date, Stock Ownership and Voting

Only stockholders of record at the close of business on May 17, 2010, are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on May 17, 2010 there were outstanding and entitled to vote 1,980,978 shares of common stock, par value $.01 per share ("Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock.

One-third of the shares of Common Stock outstanding and entitled to vote is required to be present or represented by proxy at the Annual Meeting in order to constitute the quorum necessary to take action at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Annual Meeting, will not be counted towards a quorum and will not be voted on any proposal. Shares of Common Stock held of record by brokers who complete a proxy in accordance with the instructions included in the Notice of Internet Availability and Proxy Material or comply with the voting instructions (“broker non-votes”) but who fail to vote on any proposal will be considered present at the Annual Meeting and will count toward the quorum but will be deemed not to have voted on such proposal.

The five (5) nominees for the Board of Directors who receive the greatest number of votes cast by stockholders present in person or represented by proxy and entitled to vote thereon will be elected Directors of Zoom.

A majority of the votes properly cast at the annual meeting will be necessary to approve any other matter to be acted upon at the annual meeting.

Abstentions and broker “non-votes” will not be included in calculating the number of votes cast on any proposal. Abstentions and broker “non-votes” will not have any effect on the outcome of the vote on the election of any director and will not have any effect on the outcome of the vote on any other proposal.

We do not intend to submit any other proposals to the stockholders at the annual meeting. The Board of Directors was not aware, a reasonable time before mailing of this proxy statement to stockholders, of any other business that may properly be presented for action at the annual meeting. If any other business should properly come before the annual meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.

How to Vote

If you are a shareholder of record, you may vote in person at the annual meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. You may vote by proxy over the Internet, over the telephone or by mail. The procedures for voting by proxy are as follows:

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To vote by proxy over the Internet, go to www.investorvote.com to complete an electronic proxy card;

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To vote by proxy over the telephone, dial the toll-free phone number listed on the Notice of Internet Availability of Proxy Materials under the heading “Telephone” and following the recorded instructions; or

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To vote by proxy you must request a printed copy of these proxy materials by mail at no cost to you as indicated on the Notice of Internet Availability of Proxy Materials. Complete, sign and date your proxy card and return it promptly in the envelope.

Revocability of Proxies

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before the final vote. A person’s proxy vote may be revoked by filing a written notice of revocation with the Secretary of Zoom at Zoom's headquarters, 207 South Street, Boston, Massachusetts 02111, by duly executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation

All costs of this solicitation of proxies will be borne by Zoom. Zoom may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by Directors, officers, or employees of Zoom. No additional compensation will be paid for any such services. Zoom may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A Board of five (5) Directors is to be elected at the Annual Meeting. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated the persons listed below for election as Directors of Zoom:

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Frank B. Manning

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Peter R. Kramer

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Bernard Furman

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J. Ronald Woods

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Joseph J. Donovan

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. All nominees are currently Directors of Zoom. In the event that any nominee is unable or unwilling to serve as a Director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or unwilling to serve as a Director. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. Each Director elected will hold office until the next Annual Meeting or until his successor is duly elected or appointed and qualified, unless his office is earlier vacated in accordance with the Certificate of Incorporation of Zoom or he becomes disqualified to act as a Director. The five (5) nominees who receive the greatest number of votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be elected Directors of Zoom.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE

ELECTION OF THE FIVE NOMINEES SET FORTH ABOVE.

BOARD OF DIRECTORS AND MANAGEMENT

Information Regarding the Board of Directors

The Board of Directors currently consists of five members. At each meeting of stockholders, Directors are elected for a one-year term. The following table and biographical descriptions set forth information regarding the current members of the Board of Directors, all of whom have been nominated for re-election.

Name	Age	Principal Occupation	Director Since
Frank B. Manning	61	Chief Executive Officer, President and Chairman of the Board of Zoom Telephonics, Inc.	1977
Peter R. Kramer (2)	58	Artist	1977
Bernard Furman (1) (2)	80	Retired	1991
J. Ronald Woods (1)	74	President of Rowood Capital Corp.	1991
Joseph J. Donovan (1)(2)	60	Director of Education Programs at Suffolk University's Sawyer School of Management	2005

(1)

Current members of the Audit Committee and the Nominating Committee.

(2)

Current members of the Compensation Committee.

Frank B. Manning is a co-founder of our company. Mr. Manning has been our president, chief executive officer, and a Director since May 1977. He has served as our chairman of the board since 1986. He earned his BS, MS and PhD degrees in Electrical Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation Fellow. From 1998 through late 2006 Mr. Manning was also a director of the Massachusetts Technology Development Corporation, a public purpose venture capital firm that invests in seed and early-stage technology companies in Massachusetts. Mr. Manning is the brother of Terry Manning, our vice president of sales and marketing. From 1999 to 2005 Mr. Manning was a Director of Intermute, a company that Zoom co-founded and that was sold to Trend Micro Inc., a subsidiary of Trend Micro Japan. Mr. Manning was a Director of Unity Business Networks, a hosted VoIP service provider, from Zoom's investment in July 2007 until Unity’s acquisition in October 2009. Mr. Manning is also a director of Zoom Technologies, Inc. Mr. Manning’s extensive experience as our Chief Executive Officer, as well as his overall experience and professional skills in electronics and business, enable him to capably serve as Chairman of Zoom’s Board of Directors.

Peter R. Kramer is a co-founder of Zoom and has been a Director of Zoom since May 1977. Mr. Kramer also served as our Executive Vice President from May 1977 until November 2009. He earned his B.A. degree in 1973 from SUNY Stony Brook and his M.F.A. degree from C.W. Post College in 1975. From 1999 to 2005 Mr. Kramer was a Director of Intermute, a company that Zoom co-founded and that was sold to Trend Micro Inc., a subsidiary of Trend Micro Japan. Mr. Kramer was a member of the Board of Directors of Zoom Technologies, Inc. from 1977 until September 2009. Mr. Kramer’s experience as our co-founder and as Executive Vice President with Zoom for over thirty years enables him to bring a well informed perspective to our Board of Directors.

Bernard Furman has been a Director of Zoom since 1991. Mr. Furman, currently retired, has served as a consultant to various companies, including Timeplex, Inc. (formerly listed on the New York Stock Exchange), a world leader in large capacity multiplexer and network management products. He was a co-founder of Timeplex and served as its General Counsel and as a member of its Board of Directors from its inception in 1969, and in 1984 also became Vice Chairman, Chief Administrative Officer and a member of the Executive Committee of the Board, holding all such positions until Timeplex was acquired by Unisys Corporation in 1988. Mr. Furman was a member of the Board of Directors of Zoom Technologies, Inc. from 1991 until September 2009. Mr. Furman’s service on our Board of Directors for nearly twenty years, as well his experience as a high-level executive of Timeplex, an attorney, and as a consultant to various companies provides our Board of Directors with both in depth knowledge of our company as well as broad-based experience.

J. Ronald Woods has been a Director of Zoom since 1991. Since November 2000 Mr. Woods has served as President of Rowood Capital Corp., a private investment Company. From June 1996 to November 2000 Mr. Woods served as Vice President-Investments of Jascan, Inc., a private investment holding company. Prior to that, Mr. Woods served as Vice President-Investments of Conwest Exploration Corporation Ltd., a resource holding company based in Toronto from 1987 to June 1996. He also served as a Director, major shareholder and head of research and corporate finance for Merit Investment Corporation, a stock brokerage firm, from 1972 through 1987, and served as the President of Merit Investment Corporation from 1984 through 1987. He is a former Governor of the Toronto Stock Exchange and is currently a Director of Anterra Corporation, Inc., where he serves on the audit committee. From 2001 to 2005, Mr. Woods served on the Board of Directors and audit committee of Luke Energy. Mr. Woods also served on the Board of Directors and as chair of the audit committee of Magnus Energy from 2004 to 2006. Mr. Woods was a member of the Board of Directors of Zoom Technologies, Inc. from 1991 until September 2009. Mr. Woods’ service on our Board of Directors for nearly twenty years as well as his financial experience provides our Board of Directors with valuable insight into our financial statements and related matters.

Joseph J. Donovan has been a Director of Zoom since 2005. From March 2004 through September 2009 Mr. Donovan served as the Director of Education Programs of Suffolk University's Sawyer School of Management on the Dean College campus, where he was responsible for the administration of undergraduate and graduate course offerings at Dean College. Mr. Donovan serves as an adjunct faculty member at Suffolk University's Sawyer School of Management. He teaches Money and Capital Markets, Managerial Economics, and Managerial Finance in the Graduate School of Business Administration at Suffolk University. Mr. Donovan served as the Director of Emerging Technology Development for the Commonwealth of Massachusetts' Office of Emerging Technology from January 1993 through October 2004. Mr. Donovan also served as a Director of the Massachusetts Technology Development Corporation, the Massachusetts Emerging Technology Development Fund, and the Massachusetts Community Development Corporation. He received a Bachelor of Arts in Economics and History from St. Anselm College in Manchester, N.H. and a Master's Degree in Economics and Business from the University of Nebraska.  Mr. Donovan was a member of the Board of Directors of Zoom Technologies, Inc. from 2005 until September 2009. Mr. Donovan adds a unique perspective to our Board of Directors which he gained through his experience both as an educator and a leader in the Massachusetts high technology community.

Our Other Executive Officers

The names and biographical information of our current executive officers, who are not members of our Board of Directors, are set forth below:

Name	Age	Position with Zoom
Robert A. Crist	66	Vice President of Finance and Chief Financial Officer
Terry J. Manning	59	Vice President of Sales and Marketing
Deena Randall	57	Vice President of Operations

Robert A. Crist joined us in July 1997 as vice president of finance and chief financial officer. From April 1992 until joining us, Mr. Crist served in various capacities at Wang Laboratories, Inc., (now Getronics), a computer software and services company, including chief financial officer for the software business and director of mergers and acquisitions. Prior to 1992 Mr. Crist served in various capacities at Unisys Corporation, including corporate controller, corporate director of business planning and analysis, corporate manufacturing and engineering controller, and CFO for several business units. Mr. Crist earned his BS degree from Pennsylvania State University and he earned his MBA from the University of Rochester in 1971.

Terry J. Manning joined us in 1984 and served as corporate communications director from 1984 until 1989, when he became the director of our sales and marketing department. Terry Manning is Frank Manning's brother. Terry Manning earned his BA degree from Washington University in St. Louis in 1974 and his MPPA degree from the University of Missouri at St. Louis in 1977.

Deena Randall joined us in 1977 as our first employee. Ms. Randall has served in various senior positions within our organization and has directed our operations since 1989. Ms. Randall earned her BA degree from Eastern Nazarene College in 1975.

Board of Directors' Meetings, Structure and Committees

On September 22, 2009, Zoom Technologies, Inc. spun off its then-current business, which consisted of its ownership of Zoom Telephonics, Inc., which held substantially all of Zoom Technologies’ assets and liabilities by issuing a dividend of the Zoom Telephonics’ shares to its stockholders. Upon the completion of the spin-off when Zoom Telephonics became a separate publicly traded company, the Board of Directors of Zoom Telephonics began holding regular meetings and established an Audit Committee, a Compensation Committee and a Nominating Committee.

The Board of Directors held eight (8) meetings during the year ending December 31, 2009. Each Director attended at least 75% of the meetings of the Board of Directors and each Committee on which he served. All of Zoom's Directors are encouraged to attend Zoom's annual meeting of stockholders.

Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating Committee. As of December 31, 2009, Messrs. Donovan, Furman and Woods served as the members of each of the Audit and Nominating Committees, and Messrs. Kramer, Donovan and Furman served as the members of the Compensation Committee.

Board Independence. The Board of Directors has reviewed the qualifications of Messrs. Donovan, Furman and Woods and has determined that each individual is "independent" as such term is defined under the current listing standards of the Nasdaq Stock Market. In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended.

Structure of the Board of Directors. Mr. Manning serves as our Chief Executive Officer and Chairman of the Board. The Board of Directors believes that having our Chief Executive Officer serve as Chairman of the Board facilitates the Board of Directors’ decision-making process because Mr. Manning has first-hand knowledge of Zoom’s operations and the major issues facing the company. In addition, the Board of Directors believes this structure makes sense considering the size of Zoom’s operations. This structure also enables Mr. Manning to act as the key link between the Board of Directors and other members of management. The Board of Directors has not designated a lead independent director.

The Board of Directors’ Role in Risk Oversight. The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The audit committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The audit committee also assesses economic and business risks and monitors compliance with ethical standards. The compensation committee identifies and oversees risks associated with our executive compensation policies and practices.

Audit Committee. Messrs. Donovan, Furman and Woods are currently the members of the Audit Committee. The Board of Directors has determined that Mr. Woods qualifies as an "audit committee financial expert" as defined by applicable SEC rules.

The Audit Committee operates under a written charter adopted by the Board of Directors, which is publicly available on Zoom's website at www.zoom.com. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) Zoom's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, retention, compensation and performance of Zoom's independent registered public accounting firm. The Audit Committee is also responsible for the establishment of "whistle-blowing" procedures, and the oversight of certain other compliance matters. The Audit Committee held five (5) meetings during 2009. See "Audit Committee Report" below.

Compensation Committee. Messrs. Kramer, Donovan and Furman are currently the members of Zoom's Compensation Committee. The primary functions of the Compensation Committee include (i) reviewing and approving Zoom's executive compensation, (ii) reviewing the recommendations of the Chief Executive Officer regarding the compensation of senior officers, (iii) evaluating the performance of the Chief Executive Officer, and (iv) overseeing the administration of, and the approval of grants of stock options and other equity awarded under Zoom's stock option plans. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee's written charter is publicly available on Zoom's website at www.zoom.com. The Compensation Committee held one (1) meeting during 2009.

Decisions regarding executive compensation are made by the Compensation Committee. The Compensation Committee is also responsible for administering the 2009 Stock Option Plan, including determining the individuals to whom stock options are awarded, the terms upon which option grants are made, and the number of shares subject to each option granted. Mr. Manning, Zoom’s President and a Director of Zoom, made recommendations to the Compensation Committee regarding the granting of stock options and participated in deliberations of the Compensation Committee concerning executive officer compensation. Mr. Manning did not participate in any deliberation or vote establishing his compensation.

Nominating Committee. Messrs. Donovan, Furman, and Woods are currently the members of Zoom's Nominating Committee. The primary functions of the Nominating Committee are to (i) identify, review and evaluate candidates to serve as Directors of Zoom, and (ii) make recommendations to the Board of candidates for all directorships to be filled by the stockholders or the Board.

The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other Directors or officers, third party search firms or other appropriate sources. Although the Company does not have a formal policy regarding diversity in identifying nominees for directors, for all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for Director for election at the 2011 Annual Meeting of Stockholders, it must follow the procedures described in "Deadline for Receipt of Stockholder Proposals and Recommendations for Director."

The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating Committee's written charter is publicly available on Zoom's website at www.zoom.com. The Nominating Committee did not hold any meetings during 2009.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management Zoom's audited financial statements for the year ended December 31, 2009. The Audit Committee has also discussed with UHY LLP, Zoom's independent registered public accounting firm for the year ended December 31, 2009, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with UHY LLP that firm’s independence.  The Audit Committee has reviewed the independent auditors’ fees for audit and non-audit services for the fiscal year ended December 31, 2009.

Through March 30, 2010, UHY had a continuing relationship with UHY Advisors, Inc. ("Advisors"). Under this relationship UHY leased auditing staff who were full-time, permanent employees of Advisors. UHY's partners provide non-audit services through Advisors. UHY has only a few employees. Therefore, few, if any audit services performed were provided by full-time, permanent employees of UHY. UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in conjunction with its audit.

Based on its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that Zoom's audited financial statements for 2009 be included in Zoom's Annual Report on Form 10-K for the year ended December 31, 2009.

Audit Committee:
Joseph J. Donovan
Bernard Furman
J. Ronald Woods

Certain Relationships and Related Transactions

Item 404(d) of Regulation S-K requires us to disclose in our proxy statement any transaction in which the amount involved exceeds the lesser of (i) $120,000, or (ii) one percent of the average of Zoom’s total assets at year end for the last two completed fiscal years, in which Zoom is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, Director, nominee for Director, or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

On January 28, 2009, Zoom Technologies, Inc. (“Zoom Technologies”) entered into a Share Exchange Agreement (the “Agreement”) with Tianjin Tong Guang Group Digital Communication Co., Ltd (“TCB Digital”), TCB Digital’s majority shareholder, Gold Lion Holding Limited (“Gold Lion”) and Lei Gu (“Gu”), a shareholder of Gold Lion. On May 12, 2009, the parties amended the Agreement to, among other actions, add Songtao Du (“Du”), a shareholder of Gold Lion, as a party to the Agreement. On September 22, 2009, pursuant to the Agreement, Zoom Technologies acquired all the outstanding shares of Gold Lion. In addition, as part of the transaction, Zoom Technologies spun off its then-current business, which consisted of its ownership of Zoom Telephonics, Inc. (“Zoom Telephonics”), which held substantially all of Zoom Technologies’ assets and liabilities, by issuing a dividend of the Zoom Telephonics’ shares to its stockholders.

Immediately prior to the spin-off, Zoom was a wholly owned subsidiary of Zoom Technologies. Upon the completion of the spin-off, Zoom Technologies has no ownership interest in Zoom’s common stock, and Zoom became an independent, publicly traded company. Zoom produces, markets, sells, and supports broadband and dial-up modems, Voice over Internet Protocol or “VoIP” products and services, Bluetooth® wireless products, and other communication-related products (the “Communications Business”) which had been formerly owned and operated by Zoom Technologies.

Following Zoom Technologies’ distribution of Zoom’s common stock to Zoom Technologies’ stockholders, Zoom continues to have a relationship with Zoom Technologies as a result of the agreements the parties are entering into in connection with the distribution. Zoom entered into agreements with Zoom Technologies to govern the terms of the spin-off and to define Zoom’s ongoing relationship following the spin-off, allocating responsibility for obligations arising before and after the spin-off, including obligations with respect to liabilities relating to Zoom Technologies’ business, Zoom’s employees and taxes. Zoom entered into these agreements with Zoom Technologies while Zoom was still a wholly owned subsidiary of Zoom Technologies, and certain terms of these agreements are not necessarily the same as could have been negotiated between independent parties.

The following descriptions are summaries of the terms of the agreements. Copies of these agreements have been filed as exhibits to Zoom’s Form 10-K filed with the Securities and Exchange Commission on March 31, 2010 and the summaries of such agreements are qualified in their entirety by reference to the full text of such agreements. Zoom encourages you to read, in their entirety, each of the material agreements.

Separation and Distribution Agreement

On May 12, 2009, Zoom Technologies and Zoom entered into a Separation and Distribution Agreement. The Separation and Distribution Agreement sets forth the terms of the spin-off. Pursuant to the Separation and Distribution Agreement, Zoom Technologies, Inc. spun off its then-current business, which consisted of its ownership of Zoom Telephonics, Inc., which held substantially all of Zoom Technologies’ assets and liabilities, by issuing a dividend of the Zoom Telephonics’ shares to its stockholders. Pursuant to the Separation and Distribution Agreement, Zoom received all rights in and use of the name Zoom and all other trademarks owned by Zoom and by Zoom Technologies prior to the spin-off, subject to a license agreement to be entered into by Zoom Telephonics and TCB Digital. With limited exceptions, Zoom agreed to indemnify Zoom Technologies and Zoom Technologies’ post-spin-off officers and directors for the liabilities of Zoom Technologies or Zoom prior to the dividend distribution date. Pursuant to the Separation and Distribution Agreement, Zoom Technologies has agreed that it will continue to recognize the options outstanding pursuant to its equity benefit plans without regard to the requirements in such options that the recipients provide services to Zoom Technologies.

Spin-off of Assets and Liabilities. The Separation and Distribution Agreement identifies assets and liabilities to spin-off with Zoom Telephonics and contracts to be assigned to us as part of the separation of Zoom Technologies into two independent companies, and describes when and how these changes, assumptions and assignments will occur. In particular, the Separation and Distribution Agreement provides that, subject to the terms and conditions contained in the Separation and Distribution Agreement:

•

All of the assets and liabilities associated or primarily used in connection with the Communications Business of Zoom Technologies (consisting of substantially all of Zoom Technologies’ assets and liabilities) will be to the property of Zoom, including all of Zoom’s intellectual property assets, subject to the License Agreement, and other assets and liabilities of Zoom.

•

Zoom’s leases for the facilities located in Boston, Mexico and the United Kingdom were transferred to Zoom.

•

Except as expressly set forth in the Separation and Distribution Agreement or any ancillary agreement, all assets were spun-off to Zoom on an “as is,” “where is” basis and so long as it is in compliance with the terms of the Separation and Distribution Agreement, Zoom bears the economic and legal risks that any conveyance will prove to be insufficient to vest in us good title, free and clear of any security interest, that any necessary consents or government approvals are not obtained and that any requirements of laws or judgments are not complied with.

The Distribution. The Separation and Distribution Agreement governs the rights and obligations of the parties regarding the distribution. Prior to the distribution, Zoom Technologies distributed to its shareholders as a stock dividend the number of shares of Zoom common stock distributable in the distribution. Zoom Technologies caused the distribution agent to distribute to Zoom Technologies stockholders that held shares of Zoom Technologies common stock as of the record date all the issued and outstanding shares of Zoom common stock.

Legal Matters. Except as otherwise set forth in the Separation and Distribution Agreement, Zoom assumed the liability for, and control of, all pending and threatened legal matters related to Zoom’s business or assumed liabilities and agreed to indemnify Zoom Technologies for any liability arising out of or resulting from such assumed legal matters. Each party to a claim agreed to cooperate in defending any claims against the other party for events that took place prior to, on or after the date of separation.

Insurance. The Separation and Distribution Agreement requires that Zoom be responsible for insurance coverage related to the Communications Business for the period from and after the separation and distribution. The parties agreed to cooperate with respect to the administration of insurance policies, the obligations of the parties to report claims under existing insurance policies for occurrences prior to the separation and share information concerning such claims.

Other Matters. Other matters governed by the Separation and Distribution Agreement include, among others, access to financial and other records and information, legal privilege, confidentiality and resolution of disputes between the parties relating to the Separation and Distribution Agreement and the ancillary agreements and the agreements and transactions contemplated thereby.

License Agreement

Concurrently with the separation from Zoom Technologies, Zoom entered into a License Agreement with TCB Digital relating to some Zoom intellectual property. Pursuant to the License Agreement, Zoom granted TCB Digital an exclusive license to use the ZOOM Marks (as defined in the License Agreement) as trademarks, service marks or trade names solely in connection with those goods and services specifically listed in Exhibit A of the License Agreement for the territories set forth in Exhibit A of the License Agreement, subject to and in accordance with the terms and conditions of the License Agreement. Moreover, pursuant to the License Agreement, TCB Digital will accept the licensed ZOOM Marks and shall use the ZOOM Marks subject to Zoom’s control.

Share Ownership

In addition, some of Zoom’s officers and directors own shares of Zoom Technologies common stock or options to acquire additional shares of Zoom Technologies common stock because of their prior employment relationship with Zoom Technologies or their service on the Board of Zoom Technologies. Ownership of Zoom Technologies common stock and options to acquire Zoom Technologies common stock could create or appear to create conflicts of interest for such officers and directors when faced with decisions that could have disparate implications for Zoom Technologies and Zoom.

Other than as described above, since January 1, 2008, Zoom has not been a participant in any transaction that is reportable under Item 404(d) of Regulation S-K.

Policies and Procedures Regarding Review, Approval or Ratification of Related Person Transactions

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms of any related party transactions. Therefore, any material financial transaction between Zoom and any related person would need to be approved by our Audit Committee prior to us entering into such transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Zoom's Common Stock as of April 1, 2010 by (i) each person who is known by Zoom to own beneficially more than five percent (5%) of Zoom's outstanding Common Stock, (ii) each of Zoom's Directors and named executive officers, as listed below in the Summary Compensation Table under the heading "Executive Compensation", and (iii) all of Zoom's current Directors and executive officers as a group.

On April 1, 2010 there were 1,980,978 issued and outstanding shares of Zoom's Common Stock. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to the shares listed. The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.

Name (1)	Number of Shares Beneficially Owned	% of Common Stock
Insight Capital Research & Management, Inc.(2) James O. Collins 2121 N. California Blvd., Suite 560 Walnut Creek, CA 94596	176,964	8.9%

Frank B. Manning(3)	205,249	10.3%

Peter R. Kramer(4)	132,072	6.7%

Bernard Furman(5)	20,600	1.0%

J. Ronald Woods(6)	16,200	*

Joseph J. Donovan(7)	15,000	*

Robert A. Crist(8)	30,000	1.5%

Terry J. Manning(9)	49,342	2.5%

Deena Randall(10)	35,000	1.8%

All current Directors and Executive
Officers as a group (8 persons) (11)	503,463	25.4%

*Less than one percent of shares outstanding.

(1)

Unless otherwise noted: (i) each person identified possesses sole voting and investment power over the shares listed; and (ii) the address of each person identified is c/o Zoom Telephonics, Inc., 207 South Street, Boston, MA 02111.

(2)

Information is based on a Schedule 13G filed by Insight Capital Research & Management, Inc. and James O. Collins on October 14, 2009.

(3)

Includes 80,000 shares that Mr. Frank B. Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2010. Includes 673 shares held by Mr. Frank B. Manning's daughter, as to which he disclaims beneficial ownership.

(4)

Includes 15,000 shares that Mr. Kramer has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2010.

(5)

Includes 15,000 shares the Mr. Furman has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2010.

(6)

Includes 15,000 shares that Mr. Woods has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2010.

(7)

Includes 15,000 shares the Mr. Donovan has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2010.

(8)

Includes 30,000 shares that Mr. Crist has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2010.

(9)

Includes 30,000 shares that Mr. Terry Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2010.

(10)

Includes 35,000 shares that Ms. Randall has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2010.

(11)

Includes an aggregate of 235,000 shares that the current Directors and named executive officers listed above have the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2010.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended December 31, 2008 and December 31, 2009 for our principal executive officer and our other three most highly compensated executive officers who was serving as executive officers on December 31, 2009. We refer to these officers as our named executive officers. The Summary Compensation Table includes compensation received by the named executive officers from Zoom Technologies, Inc., prior to the spin out of Zoom Telephonics on September 22, 2009.

Name and Principal Position	Year	Salary	Option Awards (1)	All Other Compensation (2)	Total

Frank B. Manning, Chief Executive Officer	2009 2008	$129,272 $129,272	$38,650 $39,225	$1,711 $1,711	$169,633 $170,208
Robert Crist, Vice President of Finance and Chief Financial Officer	2009 2008	$147,264 $147,264	$19,488 $19,612	$1,033 $5,413	$167,785 $172,289
Deena Randall Vice President of Operations	2009 2008	$128,336 $128,336	$22,724 $24,516	$575 $575	$151,635 $153,427
Terry J. Manning Vice President of Sales and Marketing	2009 2008	$123,500 $123,500	$19,488 $19,612	$566 $566	$143,554 $143,678

(1)

The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of option awards in accordance with FASB ASC Topic 718, pursuant to the 2009 Stock Option Plan. Assumptions used in the calculations of these amounts are included in Note 9 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009. These options are incentive stock options issued under the 2009 Stock Option Plan and represent the right to purchase shares of Common Stock at a fixed price per share (the grant date fair market value of the shares of Common Stock underlying the options).

(2)

For 2009, consists of: (a) life insurance premiums paid by Zoom to the named executive officer: Mr. Frank B. Manning $1,361, Mr. Crist $258, Mr. Terry Manning $216 and Ms. Randall $225; (b) Zoom’s contribution to a 401(k) plan of $350 for each named executive officer; and (c) amounts paid for parking expense to Mr. Crist of $425. For 2008, consists of: (a) life insurance premiums paid by Zoom to the named executive officer: Mr. Frank B. Manning $1,361, Mr. Crist $258, Mr. Terry Manning $216 and Ms. Randall $225; (b) Zoom’s contribution to a 401(k) plan of $350 for each named executive officer; and (c) amounts paid for parking expense to Mr. Crist of $4,805.

Outstanding Equity Interests

The following table sets forth information concerning outstanding stock options for each named executive officer as of December 31, 2009.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (1)		Option Exercise Price	Option Expiration Date
	Exercisable Options	Unexercisable Options (2)
Frank B. Manning	80,000 --	-- 40,000	$0.53 $0.53	12/10/2014 12/10/2014
Robert Crist	30,000 --	30,000	$0.53 $0.53	12/10/2014 12/10/2014
Deena Randall	35,000	--	$0.53	12/10/2014
	--	35,000	$0.53	12/10/2014
Terry Manning	30,000	--	$0.53	12/10/2014
	--	30,000	$0.53	12/10/2014

(1)

All options set forth in the above table were granted on December 10, 2009 under the 2009 Stock Option Plan,

(2)

These options vest in equal quarterly installments on each six-month anniversary of the date of grant provided the holder of the option remains employed by Zoom.

Option Exercises

None of our named executive officers exercised any stock options during the fiscal year ended December 31, 2009.

Employment, Termination and Change of Control Agreements

On December 8, 2009 Zoom entered into severance and change of control agreements for each of the named executive officers. The purpose of these arrangements is to encourage the named executive officers to continue as employees and/or assist in the event a change-in-control of Zoom. Zoom has entered into agreements with each of the named executive officers formalizing the compensation arrangement described below.

Under the terms of each agreement, if a named executive officer is terminated by Zoom for any reason other than for cause, such named executive officer will receive severance pay in an amount equal to the greater of three months’ base salary or a number of weeks of base salary equal to the number of full years employed by Zoom divided by two and all outstanding stock options issued on or after September 22, 2009 held by the named executive officer will become immediately vested and will be exercisable for a period of up to 30 days after termination.

Under the terms of each agreement, each named executive officer will receive severance pay equal to six months’ base salary if (i) the named executive officer’s employment is terminated without cause within six months after a change-in-control, (ii) the named executive officer’s job responsibilities, reporting status or compensation are materially diminished and the named executive officer leaves the employment of the acquiring company within six months after the change-in-control, or (iii) Zoom is liquidated. In addition, in the event of a change-in-control or liquidation of Zoom, outstanding stock options granted to the named executive officer on or after September 22, 2009 will become immediately vested.

Potential Termination and Change-in Control Payments

As of December 31, 2009 in the event a named executive officer is terminated by Zoom for any reason other than cause or a change-in-control or liquidation of Zoom the named executive officer would receive the following cash payments: Mr. Frank Manning $41,019; Mr. Crist $36,816; Ms. Randall $40,732 and Mr. Terry Manning $30,875. These amounts represent the greater of three months salary or the number of weeks of base salary equal to the number of years employed by Zoom divided by two. In the event of termination as a result of a change-in-control or liquidation, the named executive officers would receive the following cash payments: Mr. Frank Manning $64,636; Mr. Crist $73,632; Ms. Randall $64,183 and Mr. Terry Manning $61,750. These amounts represent six months’ base salary. In the event of either termination of employment, all options held by the named executive officers that were issued on or after September 22, 2009 would become immediately vested. As of December 31, 2009, the acceleration of vesting had no value because the exercise price of all outstanding options was greater than then fair market value of the common stock.

Director Compensation

The following table sets forth information concerning the compensation of our Directors who are not named executive officers for the fiscal year ended December 31, 2009.

Name	Fees Earned or Paid in Cash	Option Awards (1)(2)(3)	All Other Compensation	Total
Bernard Furman	$2,000	$2,378		$4,378
J. Ronald Woods	$2,000	$2,378		$4,378
Joseph J. Donovan	$2,000	$2,378		$4,378
Peter R. Kramer	$2,000	$2,378		$4,378

(1)

The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of option awards in accordance with FASB ASC Topic 718, pursuant to the 2009 Directors Stock Option Plan. Assumptions used in the calculations of these amounts are included in Note 9 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009. These options are non-qualified stock options issued under the 2009 Directors Stock Option Plan and represent the right to purchase shares of Common Stock at a fixed price per share (the grant date fair market value of the shares of Common Stock underlying the options).

(2)

As of December 31, 2009, each non-employee Director holds the following aggregate number of shares under outstanding stock options:

Name	Number of Shares Underlying Outstanding Stock Options
Bernard Furman	7,500
J. Ronald Woods	7,500
Joseph J. Donovan	7,500
Peter R. Kramer	7,500

(3)

The number of shares underlying stock options granted to each non-employee Director in 2009 and the grant date fair market value of such stock options is:

Name	Grant Date	Number of Shares underlying Stock Options Grants in 2009	Grant Date Fair Value of Stock Option Grants in 2009
Bernard Furman	12/10/09	7,500	$2,378
J. Ronald Woods	12/10/09	7,500	$2,378
Joseph J. Donovan	12/10/09	7,500	$2,378
Peter R. Kramer	12/10/09	7,500	$2,378

Each non-employee Director of Zoom receives a fee of $500 per quarter plus a fee of $500 for each meeting at which the Director is personally present. Travel and lodging expenses are also reimbursed.

Each non-employee Director of Zoom may be granted stock options under Zoom's 2009 Directors Stock Option Plan, as amended (the "Directors Plan"). The Directors Plan provides in the aggregate that 400,000 shares of Common Stock (subject to adjustment for capital changes) may be issued upon the exercise of options granted under the Directors Plan. The exercise price for the options granted under the Directors Plan is the fair market value of the Common Stock on the date the option is granted. During 2009 Messrs. Furman, Woods, Donovan and Kramer each received options to purchase 7,500 shares of Common Stock at an exercise price of $0.53 per share.

PROPOSAL NO. 2

Approval of the Zoom Telephonics, Inc. 2009 Stock Option Plan

The Board of Directors believes that the future success of Zoom depends, in large part, upon the ability of Zoom to attract, retain and motive key employees and that the granting of stock options serves as an important factor in retaining key employees. In addition, the Board of Directors believes it is important to have a pool of options available for issuance in the event Zoom considers potential acquisitions. On December 10, 2009, Zoom’s Board of Directors approved the Zoom Telephonics, Inc. 2009 Stock Option Plan (the “2009 Stock Option Plan”), and reserved a total of 2,500,000 shares of Common Stock for issuance under the 2009 Stock Option Plan.

The Board of Directors believes adoption of the 2009 Stock Option Plan is in the best interest of Zoom and recommends a vote for this proposal.

Summary of the 2009 Stock Option Plan

The following summary of the 2009 Stock Option Plan is qualified in its entirety by reference to the 2009 Stock Option Plan, a copy of which is attached as Appendix B to this Proxy Statement.

The purpose of the 2009 Stock Option Plan is to advance the interests of Zoom by encouraging equity participation in Zoom by directors (excluding non-employee directors), officers, employees and certain consultants through the acquisition of shares of Common Stock upon the exercise of options granted under the 2009 Stock Option Plan.

The 2009 Stock Option Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”), which is a committee consisting of three non-employee directors designated by the Board of Directors. The members of the Committee are not eligible to receive options under the 2009 Stock Option Plan. The Committee determines the persons to whom stock options are granted, the number of shares covered by the options, the term of any option and the time during which any option is exercisable.

The 2009 Stock Option Plan authorizes the grant of options to purchase Common Stock intended to qualify as incentive stock options (“Incentive Options”), as defined in Section 422 of the Code, and the grant of non-statutory stock options. The exercise price of options granted under the 2009 Stock Option Plan will be determined by the Committee but must be equal to or greater than the fair market value of the Common Stock on the date of grant. The exercise price of Incentive Options granted to an optionee who owns stock possessing more than 10% of the voting power of Zoom’s outstanding capital stock must equal at least 110% of the fair market value of the Common Stock on the date of grant. The fair market value of the Common Stock as of April 1, 2010 was $0.40.

Subject to the earlier termination of an option in the event of termination of employment, death or disability, as described below, the Committee may, in its sole discretion, at the time of the grant of an option, specify a particular time period during which the optionee must exercise its option and the number of options which may be exercised during such designated time period; provided, however, that no option may expire more than ten (10) years from the date of grant. The Committee may accelerate the exercisability of any outstanding options in its discretion. In addition, the Committee may provide in an option agreement that the optionee may elect to exercise an option before it would otherwise become exercisable. Any shares of Common Stock so purchased shall be considered restricted shares and shall be subject to Zoom’s right of repurchase during a specified restricted period.

The Committee shall determine the manner of payment of the exercise price in its sole discretion. In order to assist an optionee in the acquisition of shares of Common Stock pursuant to the exercise of an option granted under the 2009 Stock Option Plan, the Committee may authorize payment of the exercise price in cash, by delivery of shares of Common Stock having a fair market value equal to the purchase price of the shares, or a combination of cash and shares of Common Stock.

The Committee shall determine the term of each option, which term shall not exceed ten (10) years from the date of grant. In addition, the term of any Incentive Option granted to an optionee who owns stock possessing more than 10% of the voting power of Zoom’s outstanding capital stock may not exceed five (5) years from the date of grant.

All employees of Zoom or an affiliate of Zoom, including Board members who are also employees, and certain consultants are eligible to receive options under the 2009 Stock Option Plan. As of April 1, 2010, approximately 38 persons were eligible to participate in the 2009 Stock Option Plan.

Other than with respect to certain limited transfers for estate planning purposes, options granted under the 2009 Stock Option Plan may not be transferred.

In the event an option holder ceases to be an eligible employee or consultant of Zoom for any reason other than death or disability or a termination for cause, the holder’s options will terminate three (3) months following the date of termination of employment or service. In the event an option holder ceases to be an eligible employee or consultant of Zoom due to a termination for cause, the holder’s option will terminate as of the date of such termination for cause. In the event an option holder ceases to be an eligible employee or consultant of Zoom as a result of death or disability, the holder’s options will terminate one year after the date of the holder’s termination of employment or service due to death or disability. In no case may such option be extended past its specified expiration date.

In the event that any option granted under the 2009 Stock Option Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such option shall be available for subsequent option grants.

As of April 1, 2010, options to purchase an aggregate of 690,000 shares of Common Stock were outstanding under the 2009 Stock Option Plan, including those set forth below:

Name	Number of Shares Subject to Options Granted	Average Exercise Price
Frank B. Manning	120,000	$0.53
Robert Crist	60,000	$0.53
Deena Randall	70,000	$0.53
Terry Manning	60,000	$0.53
All current executive officers as a group (4 persons)	310,000	$0.53
All current employees who are not executive officers, as a group	380,000	$0.53

The Board of Directors may amend or terminate the 2009 Stock Option Plan; provided, however, that the Board may not without stockholder approval make any alteration in which stockholder approval is required in order to comply with the Internal Revenue Code of 1986 or applicable laws or stock exchange requirements.

New Plan Benefits

Zoom is unable to determine the dollar value and number of stock awards that may be received by or allocated to (i) any of our named executive officers, (ii) our current executive officers, as a group and (iii) our employees who are not executive officers, as a group, as a result of the approval of the 2009 Stock Option Plan because all stock awards are granted by the Compensation Committee on a discretionary basis. No stock awards will be made under the 2009 Stock Option Plan to any current directors who are not executive officers.

Federal Tax Consequences of the 2009 Stock Option Plan

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2009 Stock Option Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the 2009 Stock Option Plan are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2009 Stock Option Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws. The 2009 Stock Option Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options.  A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options.  A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company.  There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Vote Required to Approve the 2009 Stock Option Plan

The affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the meeting, is required to approve the 2009 Stock Option Plan. Proxies will be voted in favor of the action unless otherwise instructed by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ZOOM TELEPHONICS, INC. 2009 STOCK OPTION PLAN.

PROPOSAL NO. 3

Approval of the Zoom Telephonics, Inc. 2009 Directors Stock Option Plan

The Board of Directors believes that the future success of Zoom depends, in part, on its ability to attract and retain the services of experienced and knowledgeable Directors. On December 10, 2009, Zoom’s Board of Directors approved the Zoom Telephonics, Inc. 2009 Directors Stock Option Plan (the “2009 Directors Plan”), and reserved a total of 400,000 shares of Common Stock for issuance under the 2009 Directors Plan.

The Board of Directors believes adoption of the 2009 Directors Plan is in the best interest of Zoom and recommends a vote for this proposal.

Summary of the 2009 Directors Plan

The following summary of the 2009 Directors Plan is qualified in its entirety by reference to the 2009 Directors Plan, a copy of which is attached as Appendix C to this Proxy Statement.

The purpose of the 2009 Directors Plan is to advance the interests of Zoom by encouraging equity participation in Zoom by non-employee Directors through the acquisition of shares of Common Stock upon the exercise of options granted under the 2009 Directors Plan.

The 2009 Directors Plan is administered by the Board of Directors. The Board determines the terms of the option grants but has no discretion with respect to the selection of the recipients of grants or the pricing of stock options grants. Options may only be granted to non-employee Directors of Zoom who are serving as Directors at the time of grant. The exercise price of options granted under the 2009 Directors Plan shall be the fair market value of the Common Stock on the date of grant. The fair market value of the Common Stock as of April 1, 2010 was $0.40. As of April 1, 2010, four (4) persons were eligible to participate in the 2009 Directors Plan.

Subject to the earlier termination of an option in the event of termination of service as Director, death or disability, as described below, options granted under the 2009 Directors Plan shall become exercisable in accordance with the date set forth in the option agreement; provided, however, that no option may expire more than five (5) years from the date of grant.

The Board shall determine the manner of payment of the exercise price in its sole discretion. In order to assist an optionee in the acquisition of shares of Common Stock pursuant to the exercise of an option granted under the 2009 Directors Plan, the Board may authorize payment of the exercise price in cash, by delivery of shares of Common Stock having a fair market value equal to the purchase price of the shares, or a combination of cash and shares of Common Stock.

Options granted under the 2009 Directors Plan may not be transferred.

In the event an option holder ceases to be a Director of Zoom for any reason other than death or disability, the holder’s options will terminate three (3) months following the date of termination of service. In the event an option holder ceases to be a Director of Zoom as a result of death or disability, the holder’s options will terminate one year after the date the holder ceases to be a Director of Zoom. In each case, such option may not be extended past its specified expiration date.

In the event that any option granted under the 2009 Directors Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such option shall be available for subsequent option grants.

As of April 1, 2010, options to purchase an aggregate of 60,000 shares of Common Stock were outstanding under the 2009 Directors Plan.

The Board of Directors may amend or terminate the 2009 Directors Plan; provided, however, that the Board may not without stockholder approval (i) increase the total number of shares that may be issued under the 2009 Directors Plan, (ii) amend the provisions of the 2009 Directors Plan regarding eligibility, grant of options, or exercise price, or (iii) extend the expiration date of the plan.

New Plan Benefits

Zoom is unable to determine the dollar value and number of stock awards that may be received by or allocated to current Directors who are not executive officers as a group, as a result of the approval of the 2009 Directors Plan because all stock awards are granted by the Board on a discretionary basis.

Federal Tax Consequences of the 2009 Directors Plan

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2009 Directors Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the 2009 Directors Plan are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2009 Directors Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws. The 2009 Directors Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Stock Options.  A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company.  There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Vote Required to Approve the 2009 Directors Plan

The affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the meeting, is required to approve the 2009 Directors Plan. Proxies will be voted in favor of the action unless otherwise instructed by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ZOOM TELEPHONICS, INC. 2009 DIRECTORS STOCK OPTION PLAN.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has appointed Marcum LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2010. A representative from Marcum LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

 Although stockholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of Marcum LLP is not approved by a majority of the shares represented at the Meeting, the Company will consider the appointment of other independent registered public accounting firms.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP (“Marcum”) as Zoom’s principal accountants and independent registered public accounting firm, to audit the financial statements of Zoom for the year ending December 31, 2010. A representative of Marcum LLP will be present at the meeting and will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions. UHY LLP was Zoom’s principal accountants and independent registered public accounting firm for the year ending December 31, 2009. On April 16, 2009, the New England practice of UHY LLP was acquired by Marcum. A representative of UHY LLP will not be present at the meeting.

Change in Accountants

UHY LLP informed us on April 19, 2010 that effective April 16, 2010, its New England practice was acquired by Marcum LLP. UHY also informed us that, as a result of this transaction, it declined reappointment as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

UHY audited our financial statements for the fiscal years ended December 31, 2009 and 2008. The audit reports of UHY on our financial statements for those years did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to any uncertainty, audit scope, or accounting principles, except for a modification for a going concern uncertainty.

During the fiscal years ended December 31, 2009 and 2008 and subsequently to April 19, 2010, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in connection with its audit reports nor were there any “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

UHY has issued a letter dated April 20, 2010 addressed to the Securities and Exchange Commission stating that UHY agrees with the above statements. That letter is included as Exhibit 16.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2010.

Our audit committee accepted the resignation of UHY and appointed Marcum LLP as our independent registered public accounting firm effective April 19, 2010. Prior to such appointment, Zoom had not consulted with Marcum LLP with respect to: 1) the application of accounting principles to a specified transaction, either completed or proposed; 2) the type of audit opinion that might be rendered on our financial statements; or 3) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Principal Accountant Fees and Services

The following table summarizes the fees for audit services and for other services billed by UHY LLP, Zoom’s principal accountants and independent registered public accounting firm for fiscal years 2008 and 2009.

FEE CATEGORY	2008	2009
Audit fees (1)	$130,770	$124,700
Audit-related fees (2)	2,250	24,650
Tax fees (3)	––	––
All other fees (4)	––	––
Total fees	$133,020	$149,350

(1)

Audit Fees. Consists of fees billed for professional services rendered for the audit of Zoom’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided in connection with statutory filings and engagements.

(2)

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Zoom’s financial statements and are not reported under "Audit Fees". For 2009, consists of fees for products and services related to the 2009 merger and spin-out transaction.

(3)

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services were comprised primarily of services for federal, state and international tax compliance.

(4)

All Other Fees. Consists of fees for products and services other than the services reported above.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis. During our fiscal year ended December 31, 2009, no services were provided to us by UHY LLP other than in accordance with the pre-approval procedures described herein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, Zoom Directors and officers, as well as any person holding more than ten percent (10%) of Zoom's Common Stock, are required to report initial statements of ownership of Zoom's securities and any subsequent changes in such ownership to the Securities and Exchange Commission. Specific filing deadlines of these reports have been established and Zoom is required to disclose in this proxy statement any failure to file by these dates during the year ending December 31, 2009. Based solely on a review of the copies of such forms and amendments thereto received by it, Zoom believes that during the year ending December 31, 2009, all executive officers, Directors and owners of ten percent of the outstanding shares of Common Stock complied with all applicable filing requirements except that each Director and executive officer failed to file a Form 3 on a timely basis, each Director failed to file a Form 4 on a timely basis to report a single transaction and Mr. Crist, Mr. Terry Manning and Ms. Randall each failed to file a Form 4 on a timely basis to report a single transaction.

CODE OF ETHICS

Zoom has adopted a Code of Ethics for Senior Financial Officers that applies to Zoom's principal executive officer and its principal financial officer, principal accounting officer and controller, and other persons performing similar functions. Zoom's Code of Ethics for Senior Financial Officers is publicly available on its website at www.zoom.com. If Zoom makes any amendments to this Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to Zoom's principal executive officer, principal financial officer, principal accounting officer, controller or other persons performing similar functions, Zoom will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a current report on Form 8-K.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND RECOMMENDATIONS FOR DIRECTOR

Stockholder proposals for inclusion in Zoom's proxy materials for Zoom's 2011 Annual Meeting of Stockholders must be received by Zoom no later than January 25, 2011. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

Stockholders who wish to make a proposal at Zoom's 2011 Annual Meeting - other than one that will be included in Zoom's proxy materials - should notify Zoom no later than April 10, 2011. If a stockholder who wishes to present such a proposal fails to notify Zoom by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for Director at Zoom's 2011 Annual Meeting of Stockholders by submitting the name, qualifications, experience and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Secretary, Zoom Telephonics, Inc., 207 South Street, Boston, Massachusetts 02111. Notice of such recommendations should be submitted in writing as early as possible, but in any event not later than 120 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in Zoom's Bylaws. In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee's charter, a copy of which is publicly available on Zoom's website at www.zoom.com. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of Zoom's Common Stock for at least one year. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein, in the Nominating Committee's Charter or in Zoom's Bylaws.

STOCKHOLDER COMMUNICATIONS

Any stockholder wishing to communicate with any of Zoom's Directors regarding Zoom may write to the Director c/o Investor Relations, Zoom Telephonics, Inc., 207 South Street, Boston, Massachusetts 02111. Investor Relations will forward these communications directly to the Director(s).

OTHER MATTERS

The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting other than described in this proxy statement. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by Zoom under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the section of the Proxy Statement entitled "Audit Committee Report" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

ANNUAL REPORT ON FORM 10-K

Copies of Zoom's Annual Report on Form 10-K for the year ending December 31, 2009, as filed with the Securities and Exchange Commission, are provided herewith and available to stockholders without charge upon written request addressed to Zoom Telephonics, Inc., 207 South Street, Boston, Massachusetts 02111, Attention: Investor Relations.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE URGED TO UTILIZE THE AVAILABLE VOTING OPTIONS AS DESCRIBED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND IN THIS PROXY STATEMENT.

By order of the Board of Directors

Frank B. Manning, President

Boston, Massachusetts

May 21, 2010

Appendix A

ZOOM TELEPHONICS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

July 15, 2010

The undersigned stockholder of Zoom Telephonics, Inc., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 21, 2010, and hereby appoints Frank Manning and Kerry Smith, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 207 South Street, Boston, Massachusetts 02111, on Thursday, July 15, 2010, at 10:00 A.M. Eastern time, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, FOR THE PROPOSALS TO APPROVE THE 2009 STOCK OPTION PLAN AND THE 2009 DIRECTORS STOCK OPTION PLAN AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF MARCUM LLP.

Notice of Internet Availability of Proxy Material: The Notice of Meeting, proxy statement and proxy card are available at www.edocumentview.com/ZMTP.

DETACH PROXY CARD HERE

v    v

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS, FOR THE PROPOSALS TO APPROVE THE 2009 STOCK OPTION PLAN AND THE 2009 DIRECTORS STOCK OPTION PLAN AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF MARCUM LLP.

1. Election of Directors:	☐	FOR ALL NOMINEES except as marked to the contrary below	☐	WITHHOLD AUTHORITY to vote for all nominees

Nominees: FRANK B. MANNING, PETER R. KRAMER, JOSEPH J. DONOVAN, BERNARD FURMAN, AND J. RONALD WOODS

Vote withheld from the following Nominee(s): ______________________________________________________________________________

Instructions: to withhold authority to vote for any individual nominee write that nominee's name in the space provided above.

2. To approve the Zoom Telephonics, Inc. 2009 Stock Option Plan, under which an aggregate of 2,500,000 shares of Common Stock will be made available for stock awards.

   [ ] FOR

   [ ] AGAINST

   [ ] ABSTAIN

3. To approve the Zoom Telephonics, Inc. 2009 Director Stock Option Plan, under which an aggregate of 400,000 shares of Common Stock will be made available for stock awards.

   [ ] FOR

   [ ] AGAINST

   [ ] ABSTAIN

4. To ratify the appointment of Marcum LLP as Zoom Telephonic, Inc.’s independent registered public accounting firm for its fiscal year ending December 31, 2010.

   [ ] FOR

   [ ] AGAINST

   [ ] ABSTAIN

Mark here for address change and note at left	☐

Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing.

Signature: ___________________________________Date:_____________

Signature: ___________________________________Date:_____________

Please Detach Here

You Must Detach This Portion of the Proxy Card

Before Returning it in the Enclosed Envelope

——————————————

Appendix B

ZOOM TELEPHONICS, INC.

2009 STOCK OPTION PLAN

1.

Purpose and Objectives

The Zoom Telephonics, Inc. 2009 Stock Option Plan (the "Plan") is designed to align the interests of (i) designated employees of Zoom Telephonics, Inc. (the "Company") and its subsidiaries, (ii) employee members of the board of directors of the Company, and (iii) consultants and key advisors of the Company and its subsidiaries with the interests of the Company's stockholders and to provide incentives for such persons to exert maximum efforts for the success of the Company. By extending the opportunity to receive grants of stock options, the Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders. The Plan may furthermore be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent. The Plan shall be effective as of December 10, 2009.

2.

Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a)

"Board" means the Company's Board of Directors.

(b)

"Cause" means, except to the extent otherwise specified by the Committee, a finding by the Committee of a Participant's incompetence in the performance of duties, continuing inattention to or neglect of duties and responsibilities, disloyalty, dishonesty, theft, embezzlement, illegal or unethical behavior, acts of moral turpitude, other willful behavior detrimental to the best interest of the Employer, unauthorized disclosure of customer lists, product lines, processes or trade secrets of the Employer, individually or as an employee, partner, associate, officer or director of any organization.

(c)

"Change of Control" shall be deemed to have occurred if:

(i)

Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors;

(ii)

The consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

(d)

"Code" means the Internal Revenue Code of 1986, as amended.

(e)

"Committee" means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan.

(f)

"Company" means Zoom Telephonics, Inc. and any successor corporation.

(g)

"Company Stock" means the common stock of the Company.

(h)

"Consultant" means a consultant or advisor who performs services for the Employer and who renders bona fide services to the Employer, if the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultant does not directly or indirectly promote or maintain a market for the Employer's securities.

(i)

"Disability" is based on a Participant’s inability to work. The Committee shall consider a Participant disabled if:

• The Participant cannot do work that he or she did before;

• The Committee decides that the Participant cannot adjust to other work because of his or her medical condition(s); and

• The Participant’s disability has lasted or is expected to last for at least one year or to result in death.

(j)

"Effective Date" of the Plan means December 10, 2009.

(k)

"Employee" means an employee of the Employer (including an officer or director who is also an employee).

(l)

"Employer" means the Company and its subsidiaries.

(m)

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

(n)

"Exercise Price" means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(o)

"Fair Market Value" of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is the NYSE Amex, the NASDAQ Global Market, the NASDAQ Capital Market or another national securities exchange, the "closing transaction" price at which shares of Company Stock are traded on such securities exchange on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on a national securities exchange, but is quoted on the NASD OTC Bulletin Board ("OTCBB") or the Pink Sheets, the last reported "closing transaction" price of Company Stock on the relevant date, as reported by the OTCBB or Pink Sheets, or, if not so reported, as reported in a customary financial reporting service, as the Committee determines, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not subject to reported closing transaction prices as set forth above, the Fair Market Value per share shall be as determined by the Committee. Notwithstanding the foregoing, for federal, state and local income tax purposes, the Fair Market Value may be determined by the Committee in accordance with uniform and non-discriminatory standards adopted by it from time to time.

(p)

"Grant" means an Option granted under the Plan.

(q)

"Grant Agreement" means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

(r)

"Incentive Stock Option" means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(s)

"Nonqualified Stock Option" means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(t)

"Option" means an option to purchase shares of Company Stock, as described in Section 7.

(u)

"Participant" means an Employee or Consultant designated by the Committee to participate in the Plan.

(v)

"Plan" means this Zoom Telephonics, Inc. 2009 Stock Option Plan, as in effect from time to time.

3.

Administration

(a)

Committee. The Plan shall be administered and interpreted by the Committee. Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee. No member of the Committee or any employee of the Company shall be personally liable for any act taken or omitted in good faith in connection with the Plan.

(b)

Committee Authority. The Committee shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 12 below, and (v) deal with any other matters arising under the Plan.

(c)

Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

4.

Grants

(a)

Grants under the Plan may consist of Options as described in Section 7. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

(b)

All Grants shall be made conditional upon the Participant's acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

5.

Shares Subject to the Plan

(a)

Shares Authorized. The aggregate number of shares of Company Stock that may be issued under the Plan is 2,500,000 shares, subject to adjustment as described in subsection (c) below.

(b)

Source of Shares; Share Counting. Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares reserved for such Grants shall again be available for purposes of the Plan.

(c)

Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, or (iii) by reason of a reclassification or change in par value, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the number of shares covered by outstanding Grants, the kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive. To the extent that any Grant is subject to section 409A of the Code, or becomes subject to section 409A of the Code as a result of any adjustment made hereunder, such adjustment shall be made in compliance with section 409A of the Code.

6.

Eligibility for Participation

(a)

Eligible Persons. All Employees or Consultants shall be eligible to participate in the Plan.

(b)

Selection of Participants. The Committee shall select the Employees or Consultants to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

7.

Options

(a)

General Requirements. The Committee may grant Options to an Employee or Consultant upon such terms and conditions as the Committee deems appropriate under this Section 7. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees and Consultants.

(b)

Type of Option, Price and Term

(i)

The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees or Consultants.

(ii)

The Exercise Price of Company Stock subject to an Option shall be determined by the Committee; provided, however, that the Exercise Price for an Option (including Incentive Stock Options or Nonqualified Stock Options) will be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Option is granted and further provided that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant

(iii)

The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(iv)

To the extent the Company is unable to obtain shareholder approval of the Plan within one year of the Effective Date, any Incentive Stock Options issued pursuant to the Plan shall automatically be considered Nonqualified Stock Options, and to the extent a holder of an Incentive Stock Option exercises his or her Incentive Stock Option prior to such shareholder approval date, such exercised Option shall automatically be considered to have been a Nonqualified Stock Option.

(c)

Exercisability of Options.

(i)

Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)

The Committee may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate. Notwithstanding the foregoing, to the extent that an Option would otherwise be exempt from section 409A of the Code, the Committee may only include such a provision in a Grant Agreement for such an Option if the inclusion of such a provision will not cause that Option to become subject to section 409A of the Code.

(iii)

Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant's death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(d)

Termination of Employment or Service. Upon termination of employment or the services of a Participant, an Option may only be exercised as follows:

(i)

In the event that a Participant ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within three months after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant's Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii)

In the event the Participant ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 7, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Employer or after the Participant's termination of employment or service, any Option held by the Participant shall immediately terminate and the Participant shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii)

In the event the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant's Disability, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant's Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iv)

If the Participant dies while employed by, or providing service to, the Employer or while an Option remains outstanding under Section 7(d)(i) or 7(d)(iii) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant's Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(e)

Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

(f)

Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

8.

Withholding of Taxes

(a)

Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b)

Election to Withhold Shares. If the Committee so permits, a Participant may elect to satisfy the Company's tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee.

9.

Transferability of Grants

(a)

Restrictions on Transfer. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant's lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant's will or under the applicable laws of descent and distribution.

(b)

Transfer of Nonqualified Stock Options to or for Family Members. Notwithstanding the foregoing, the Committee may provide in a Grant Agreement that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

10.

Consequences of a Change of Control

In the event of a Change of Control, the Committee may take any one or more of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Options shall be fully exercisable as of the date of the Change of Control or at such other time or subject to specific conditions as the Committee determines, (ii) the Committee may require that Participants surrender their outstanding Options in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant's unexercised Options exceeds the Exercise Price, if any, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Options, the Committee may terminate any or all unexercised Options at such time as the Committee deems appropriate, or (iv) the Committee may determine that Grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Committee may specify. Notwithstanding the foregoing, to the extent required to comply with section 409A of the Code, a Grant Agreement will include a definition of "Change of Control" that complies with and falls within the definition of "change in control event" set forth in section 409A of the Code and any Internal Revenue Service regulations or other guidance issued thereunder.

11.

Requirements for Issuance of Shares

No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

12.

Amendment and Termination of the Plan

(a)

Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the shareholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 13(b) below. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

(b)

Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

13.

Miscellaneous

(a)

Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee

(b)

Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422 or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 409A of the Code, at the Committee’s determination that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c)

Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(d)

Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e)

Rights of Participants. Nothing in this Plan shall entitle any Employee or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

(f)

No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(g)

Employees Subject to Taxation Outside the United States. With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h)

Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

Appendix C

ZOOM TELEPHONICS, INC.

2009 DIRECTORS STOCK OPTION PLAN

Article 1- Purpose

This 2009 Directors Stock Option Plan, as amended (the “Plan") is intended to enable Zoom Telephonics, Inc. (the "Company") to attract and retain the services of experienced and knowledgeable Directors for the benefit of the Company and its stockholders by providing them with opportunities to purchase stock in the Company pursuant to the exercise of options.

Article 2 - Administration of the Plan

The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board may from time to time adopt such rules and regulations for carrying out the Plan as it may determine in its sole discretion. No member of the Board shall be liable with respect to any action or determination made in good faith regarding the Plan or any option granted under it. The Board shall have no discretion with respect to the selection of recipients of grants, or the pricing of stock option grants under the Plan.

Article 3- Eligible Directors

Options shall be granted to each Director of the Company in accordance with Article 5 hereof, except any Director who is a full-time employee or full-time officer of the Company or its subsidiaries shall not be eligible to receive options under the Plan.

Article 4- Stock

The stock subject to the options granted hereunder shall be shares of the Company’s authorized but unissued shares of common stock or shares of common stock reacquired by the Company including shares purchased in the open market ("Common Stock"). The maximum number of shares which are hereby reserved for issuance and may be issued pursuant to this Plan is 400,000, subject to adjustment as provided in Article 13. In the event any option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto, to the extent the option ceases to be exercisable, shall again be available under the Plan.

Article 5- Grant of Option

Each eligible Director shall be eligible to receive such option grants as approved by the Board and set forth in an option agreement between the Company and the Director, which agreement will set forth the vesting, if any, and expiration date of the options granted.  The price per share of each option granted hereunder shall be determined in accordance with Article 6 hereof. No option shall be granted hereunder to a person who ceases to be a Director prior to the date on which such grant is to be made.

Article 6- Price of Options

The price per share specified in each option granted under the Plan shall be the fair market value per share of Common Stock on the date the option is granted. Fair market value shall mean the closing price per share for the Company’s Common Stock on the primary stock exchange on which the Common Stock is listed, or, if the Common Stock is not listed on a stock exchange, the last sales price per share for the Common Stock on the market quotation system where such shares may from time to time be listed, on the date of the grant, subject to any applicable regulatory rules.

Article 7- Duration of Options

Subject to earlier termination as provided in Articles 9 and 10, each option shall expire 5 years from the date of grant.

Article 8- Restrictions on Exercise of Options

Subject to the provisions of Articles 9 through 12, each option granted under of Article 5 shall become exercisable on the same date set forth in option agreement between the Company and the Director.

Article 9- Termination of Service as a Director

If an optionee ceases to be a Director of the Company for any reason other than death or disability his options shall terminate on the date three months following the date of such cessation (but not later than their specified expiration date).

Article 10- Disability: Death

If an optionee ceases to be a Director as a result of disability, his options shall terminate on the date one year following the date of such cessation (but not later than their specified expiration date). "Disability" is based on your inability to work. The Board shall consider a Director disabled if:

• The Director cannot do work that he or she did before;

• The Board decides that the Director cannot adjust to other work because of his or her medical condition(s); and

• The Director disability has lasted or is expected to last for at least one year or to result in death.

If an optionee dies while a Director or during the three month period referred to in Article 9 or the one year period referred to above in this Article 10, his options may be exercised to the extent they were exercisable on the date of his death, by his estate, or duly appointed representative, or beneficiary who acquires the options by will or by the laws of descent and distribution, and each such option shall terminate on the date one year following the date of the optionee's death (but not later than its specified expiration date).

Article 11- Assignability

No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each option shall be exercisable only by him.

Article 12- Terms and Conditions of Options

Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Articles 6 through 11. The Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all applicable United States, and state laws and regulations have been complied with, nor, in the event the outstanding common stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed, if necessary, or authorized to be added to the list upon official notice of issuance, upon such exchange, nor unless and until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the optionee such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933. The Company shall use its best efforts to effect any such compliance and listing, and the optionee shall take any action reasonably requested by the Company in such regard.

Article 13- Adjustments

Upon the happening of any of the following described events, an optionee's rights under options granted hereunder shall be adjusted as hereinafter provided:

A.

in the event shares of Common Stock of the Company shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of the Company’s Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled to purchase, subject to the terms and conditions herein stated and to the terms and conditions of each individual option, such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock of the Company which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange; and

B.

in the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his option at all times between the date of the granting of such option and the date of its exercise.

Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are reserved for issuance pursuant to the Plan or are subject to options which have heretofore been or may hereafter be granted under the Plan shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above.

In the event of a Change of Control, the Board may take any one or more of the following actions with respect to any or all outstanding option grants, without the consent of any Director: (i) the Board may determine that outstanding options shall be fully exercisable as of the date of the Change of Control or at such other time or subject to specific conditions as the Board determines, (ii) the Board may require that Directors surrender their outstanding options in exchange for one or more payments by the Company, in cash or Common Stock as determined by the Board, in an amount equal to the amount by which the then fair market value (as set forth in Article 6) of the shares of Common Stock subject to the Director’s unexercised options exceeds the exercise price, and on such terms as the Board determines, (iii) after giving Directors an opportunity to exercise their outstanding options, the Board may terminate any or all unexercised options at such time as the Board deems appropriate, or (iv) the Board may determine that option grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Board may specify.

"Change of Control" shall be deemed to have occurred if:

(i)

Any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors; or

(ii)

The consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

Article 14- Exercise of Options

An optionee shall exercise an option (or any part or installment thereof) by giving written notice to the Company at its principal office address, identifying the option being exercised, specifying the number of shares as to which such option is being exercised and accompanied by fully payment of the option Price therefor either (1) in US dollars, in cash or by certified check or bank draft (including by payment through a broker in accordance with applicable law), or (2) if permitted by the Board, in Common Stock of the Company owned by the optionee having a fair market value (as determined by the Board as of the date immediately preceding the date on which the option is exercised and in accordance with all applicable laws and all applicable rules and policies of relevant securities regulatory authorities) equal to, or a fraction of a share less than, such purchase price (and if such shares of Common Stock are equal to a fraction of a share less than such purchase price, then the option shall pay any balance remaining in cash), or (3) in a combination of such Common Stock (as described above) and cash, certified check or bank draft. However if the optionee desires to tender Common Stock in payment of any part of the option Price as contemplated in (2) or (3) above, the optionee, before giving notice of exercise as aforesaid, shall first give written notice (addressed to the principal office of the Company specifying the number of shares which the optionee wishes to tender) that the optionee proposes to tender Common Stock in order to exercise his option. The Board shall notify the optionee whether the proposed tender is acceptable to the Board within ten days of receipt of notice of the proposed tender. The acceptance of any tender of Common Stock by an optionee pursuant to (2) or (3) in payment of the option Price shall be subject to the absolute discretion of the Board, who may only accept the tender of such Common Stock in accordance with, and subject to the requirements of, all applicable laws and all applicable rules and policies of relevant securities regulatory authorities. If the proposed tender is acceptable, the optionee must then give written notice of the exercise of his option as aforesaid within five days of receipt of notice of the Board that the proposed tender is acceptable. If the proposed tender is not acceptable and the optionee, at that time, still desires to exercise this option, he may do so by giving written notice of exercise of his option as aforesaid and paying the option Price in cash or by certified check or bank draft.

Unless the Board otherwise determines, the holder of an option shall have no rights as a shareholder with respect to the shares issued upon exercise of the option until the date of issuance of the certificate for those shares to him. Unless the Board otherwise determines, no adjustment will be made for dividends or similar rights for which the record date occurs after the exercise of the option but before the date such certificates for shares is issued. In no case may a fraction of a share be purchased or issued under the Plan.

Article 15- Termination and Amendments to Plan

The Plan shall expire on December 1, 2019 (except as to options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to Article 13); (b) the provisions of Article 3, regarding eligibility, may not be modified; (c) the provisions of Article 5, relating to the grants of options, may not be modified; (d) the provisions of Article 6, regarding the exercise price at which shares may be offered pursuant to options, may not be modified (except by adjustment pursuant to Article 13); and (e) the expiration date of the Plan may not be extended.  No action of the Board or stockholders may, without the consent of an optionee, substantially impair his rights under any option previously granted to him.

Article 16- Governmental Regulations

The Plan and the grant and exercise of options thereunder, and the Company’s obligation to sell and deliver shares of the Company’s Common Stock under such options, shall be subject to all applicable laws (including tax laws), rules and regulations.

December 10, 2009

A true copy.

/s/ Frank B. Manning